UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2014
RAYTHEON COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000
(Registrant’s telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
________________________________________________________________

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2014, Jay B. Stephens, Senior Vice President, General Counsel and Secretary of Raytheon Company (the “Company”), advised the Company of his intention to retire at the end of March 2015. The Company expects to name a new General Counsel sometime in early 2015. Mr. Stephens will assist with the transition of the Company's new General Counsel and will continue to serve as Senior Vice President and Corporate Secretary until his retirement from the Company.

A copy of the press release issued by the Company regarding this matter is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

99.1    Press Release issued by Raytheon Company dated December 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date: December 17, 2014	By:_/s/ Jay B. Stephens_________ __________
Jay B. Stephens
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Raytheon Company dated December 17, 2014.